2Q 2023 Conference Call August 10, 2023

Important notices ✓ [Reserve space for potential new member] ✓ Steering committee formed ✓ Initial evaluations of commercial opportunities underway 2 Forward looking statements All statements, other than statements of present or historical fact included in this presentation, including, without limitation, the development, financing, construction, timeline, capacity, and other usefulness of FREYR’s CQP, Giga Arctic, Giga Am rica, and other planned or future production facilities or Gigafactories (collectively, the “FREYR Facilities”); the achievement of key milestones at the CQP, including initial testing progra for Nidec; the potential success of any ongoing financing processes, including the targeted Giga America project equity raise of up to $1 billion in early Q4 2023, the application with the U.S. Department of Energy Loan Programs Office under Title XVII for Giga America Phase 1b, and the formalization by the Norwegian Government financing institutions of Giga Arctic incentives package; FREYR’s plan to redomicile to the U.S. by year-end 2023 and any anticipated benefits of such change; the projection that the European LFP market is likely to remain undersupplied into 2030; the integration of AI and other next-generation technologies to battery manufacturing; the anticipated Norwegian response to the U.S. Inflation Reduction Act (“IRA”) and FREYR’s ability to secure the Norwegian government’s support for Giga Arctic, including the formalization of a financial support package; the accelerated development of Giga America, including FREYR’s ability to raise $1 billion of project-level equity and receive U.S. Department of Energy loan and grant support, secure pre-construction and construction permits and operations approvals, procure equipment, negotiate utilities contracts, and start construction in 4Q 2023; FREYR’s ability to achieve giga scale production through participation in IRA incentives and any potential benefits of the IRA; the strong interest from potential strategic, industrial and financial partners at project levels to provide financing; FREYR’s ability to balance speed of capital deployment with commitment to a strong liquidity profile; FREYR’s delivery of first sample cells to Nidec for testing; the predicted persistence of a deep market short for ESS solutions; FREYR’s ability to deliver technology validation, capital formation, and industrial partnerships; the progress and expected outcomes of FREYR’s industrialization plans and project financing are forward looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FREYR’s control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in (i) FREYR’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 1, 2022, and (ii) FREYR’s annual report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2023, and available on the SEC’s website at www.sec.gov. Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.

2Q key messages 3 Relentless focus on growing FREYR’s business through operational execution, capital formation and converting commercial opportunities On track to achieve key milestones at the CQP • Initial testing program for Nidec underway • On track to produce and validate fully automated cells during 4Q 2023 Announcing appointments to FREYR’s management team and Board of Directors • Former Microsoft executive Birger Steen joins FREYR as new CEO and Board member • Tom Einar Jensen appointed Executive Chair of FREYR’s Board of Directors • Founder and Executive Chair Torstein Dale Sjøtveit has retired • Adding deep technology sector expertise and leadership bandwidth to accelerate strategic initiatives and development of FREYR’s business plan FREYR to redomicile to the United States by year-end 2023 • Dramatically expands FREYR’s eligibility for equity index inclusion and associated passive and active investment • Aligns Giga America with incentives under the Inflation Reduction Act and the US DOE • Further aligns corporate governance with operational, organizational and financing priorities while preserving European strategy CQP progress driving Giga America equity raise, US DOE process and project financings • On track to execute up to $1 billion Giga America project equity raise in early 4Q 2023, driving Phase 1a FID by year end • Launched application process with the US Department of Energy Loan Programs Office under Title XVII for Giga America Phase 1b • Process initiated with Norwegian Government financing institutions to formalize Giga Arctic incentive package; awarded €100 MM grant from EUIF European LFP market likely to remain undersupplied into 2030 • Recently commissioned report from Rystad Energy presents constructive outlook for fit-for-purpose ESS solutions based on LFP chemistries • Forecast underpinned by 1.6-degree demand scenario, regional security of supply requirements and constrained projected growth of localized European production

New appointments to FREYR’s management and Board 4 Birger Steen joins FREYR as CEO and Board member; Tom Jensen appointed Executive Chair of FREYR’s Board of Directors Addition of deep technology sector expertise aligns with FREYR’s strategic ambitions • FREYR aspires to be a technology leader in the battery industry • Newly appointed CEO Birger Steen brings years of leadership and Board experience with advanced technology and semiconductor applications at Microsoft, Nordic Semiconductor, Parallels Inc., and McKinsey & Co. • Integration of AI and other next-generation technologies to battery manufacturing are intended to be a source of competitive differentiation for FREYR People and process to drive FREYR’s next phase of growth Enhances leadership bandwidth to pursue and accelerate critical initiatives • Speed is a core strategic tenet of FREYR’s business plan • Augments managerial capacity and talent available to address breadth of opportunities in ESS, EV, and commercial mobility • Tom Einar Jensen will spearhead business development, capital formation, and commercial efforts as Executive Chair of FREYR’s Board of Directors • Positions FREYR for development of megaprojects, capital formation, maturation of ETAC, and other key priorities in parallel

CQP update 5 Ramp up of process automation and cell production on track with plan communicated at Capital Markets Day Progress Plan/Key Milestones First cells assembled and charged: June 25th, 2023 • Manual casting and merging • All else automated Additional progress following CMD: • Additional PLE commissioning packages completed • Testing of mechanical processes via cell production with solvent slurry • Testing program for Nidec underway Sample production targets: 3Q/4Q 2023 • All processes automatic • Improve yields and uptime • Targeted approval of first samples Fully integrated production line: 4Q 2023 • Target approval of operating parameters Continuous improvements: 1Q 2024 CQP Production Plan: 3Q 2023 – 1Q 2024 Sample production Start continuous casting Increasing production speed and quality Stabilizing and validating giga scale 0 1 2 3 4 5 6 7 - 500 1,000 1,500 2,000 2,500 Sept Sept Oct Oct Oct Nov Nov Dec Dec Jan Jan Feb Feb Mar Mar Mar P ro d u c ti o n L in e S p e e d ( M e te rs /m in u te ) # o f C Q P c e lls p ro d u c e d p e r w e e k TARGET - # Good cells TARGET - # All Cells Forecasted Line speed

Government support for Giga Arctic 6 EU grant secured with formalization of Norwegian support package expected to follow EU Innovation Fund grant ✓ FREYR announced a € 100 million grant award from the EU Innovation Fund (“EUIF”) on July 17th ✓ The grant is expected be funded during the construction period of Giga Arctic and once operational through GHG avoidance ✓ Recognition of the geostrategic and climate-related importance of establishing localized, decarbonized battery value chains in European Economic Area Update on anticipated IRA response from Norwegian Government • On June 30th, representatives from the Norwegian Government highlighted support for local battery value chain development as part of next phase of Norway’s Green Industrial Initiative • Announcement followed Minister of Trade and Industry Jan Christian Vestre’s appearance at FREYR’s Capital Markets Day • Constructive and cooperative dialogue ongoing between FREYR and Minister’s office • FREYR is working together with Norwegian Governmental institutions to formalize an incentive package for Giga Arctic • Ratification of support package anticipated in concert with State Budget Announcement in October 2023 Recognition of Giga Arctic’s strategic value proposition as future regional hub of decarbonized battery production

Giga Arctic update 7 Maintaining real option value in anticipation of Norwegian IRA response Construction progressing according to plan • Deployed $54 million of capital expenditures at Giga Arctic during 2Q 2023 • Finalizing the weatherization of north and east buildings • Next phase of construction predicated upon financial incentives associated with expected Norwegian IRA response Reorganization of project teams complete • Combined CQP and Giga Arctic teams to leverage learnings from the CQP • PLE resources to be shared on Giga America • Enhances cost and operational efficiencies Giga Arctic: August 3rd, 2023

10.08.20238 Frank Holvik, Construction Manager

Giga America update 9 Phase 1a status • Presentations to select strategic and prospective financial sponsors ongoing • Seeking to raise $1 billion of project-level equity • Permitting for pre-construction, construction, and ongoing operations approvals are underway • There are no concerns that permits will impede progress or become critical path • Accelerated schedule to support Gen2, design protecting for future upgrade to next-generation process design • Detailed equipment engineering and planning for procurement of long lead equipment has begun • Front-End Engineering Design initiated with Building & Infrastructure engineering and architecture team • Electric utilities contract negotiations are nearing completion • Applications in process under U.S. DoE funding programs • Targeting FID and start of construction in 4Q 2023

Giga America project summary

Targeting 4Q 2023 FID of Phase 1a to maximize IRA incentives and capture surging ESS demand

U.S. development plan summary

- Seeking to begin long-lead time orders in 3Q 2023
- Targeting Phase 1a FID and start of construction in 4Q 2023

Phase 1a:

- Initial 2.5 GWh cell to DC block production capacity

Phase 1b:

- Quickly follow 1a with a larger cell plant and an upgrade to the 2-line plant for a total of ~38 GWh capacity in 2026

Giga America Phase 1a Nameplate Capacity	Giga America Phase 1b Nameplate Capacity
2.5 GWh	38 GWh

Subsequent phases are expected in include highly value accretive upstream and additional downstream expansion, including cathode active material production

Value of fast-tracked U.S. development

- Fastest path to giga scale production and participation in IRA incentives
- Focused on developing financing through pull-forward monetization of IRA PTCs with project level equity from strategic and/or financial sponsors
- Potential to circumvent lengthy project financing process in Phase 1a
- Provides flexibility to maximize merchant sales exposure in undersupplied ESS market

Projected NPVs for Phases 1a and 1b:

- Phase 1a: $1.3 billion(1)
- Phase 1b: $6.7 billion

IRA Benefit: $3 billion of total projected $8 billion NPV(2)

(1) Includes upgrade and allocated corporate costs and taxes.
(2) Shown as NPV10.

FREYR

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IRA incentives – significant and simple

US IRA is a game-changer for the battery manufacturing industry

Section 45X is the most impactful to FREYR

- Raw materials can come from anywhere, batteries and modules must be produced in the US, and product can be sold anywhere
- Annual Production Tax Credits are transferable (saleable), and cash payments can be received for 5 years directly from the IRS ("direct-pay option")
- Based on Giga America's planned 38 GWh nameplate capacity and operating plan after full ramp-up, FREYR would generate >$1.4 billion per year in additional cash flow from IRA incentives for battery cell and module production

United States → Giga America

Inflation Reduction Act

$35 / kWh
Battery cell production tax credit

$10 / kWh
Battery module production tax credit

10%
Separate tax credits for critical materials and active cathode / anode materials

FREYR customers can claim 30%+ ITC on stand-alone BESS projects driving increased demand

Benefits run through 2032, plus a 5-year direct pay option

24M brings U.S.-based technology

Norwegian industrial heritage plus American ingenuity

Growth in key demand center amplified by IRA

~$410 million gross financial incentive package from State of Georgia and Coweta County for Giga America

FREYR

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FREYR is redomiciling to the U.S. 12 FREYR’s Board has approved redomiciling from Luxembourg to the U.S. by year-end 2023 Dramatically expands opportunity for equity index inclusion • FREYR’s index membership meaningfully lags closest peers (estimated 3% of holdings vs. peer average of 20 – 25%) • Significant potential buying power from index funds identified and actively managed funds benchmarking indices (estimated 10 – 45% of FREYR’s current market cap.) Benefits of redomiciling corporate entity in U.S. Enhances corporate governance • U.S. companies benefit from longstanding and court validated corporate governance standards • Reduces bureaucracy associated with certain capital raising activities and provides better flexibility for Board of Directors • Robust disclosure and transparency Strategic alignment • FREYR is U.S. listed with a significant portion of the company’s investors based in the U.S. • The US has the world's most generous incentive programs for battery manufacturers: the IRA, the DoE Loan Programs Office and DoE federal grant programs • Giga America is the largest and highest return project opportunity in FREYR’s portfolio which will serve the world's biggest market • No impact to European strategy or opportunities Targeting 4Q 2023 shareholder vote to complete the process

Financial results 13 Maintaining a strong liquidity profile while financing activities accelerate with CQP milestones Strong Liquidity and Balance Sheet • Ended 2Q 2023 with $384 million of cash • 2023 CapEx focused on CQP completion and Giga Arctic • Giga America development costs and US team buildout ongoing Capital Allocation Priorities • CQP and Test Center ramp up, production of testable batteries, operational milestones – to secure binding offtakes and financing • Accelerate Giga America to capture US IRA PTCs • Ready Giga Arctic for next phase of development FREYR’s Strategic Approach to Capital Formation • Strong interest from potential strategic, industrial and financial partners at project levels; discussions ongoing • Engaging with relevant governmental entities to access financing solutions including direct loans, grants, and incentive packages • Access debt as projects de-risk FREYR YTD 2023 Cash Bridge Note: Cash includes cash, cash equivalents and restricted cash: amounts may not reconcile due to rounding.

Integrated financing strategy

Key strategic priorities and milestones driving capital formation

Industrial

- Raw materials supply chain
- PLE suppliers
- B&I contractors
- Project Execution & Operations Excellence teams
- CQP: training and safety

Commercial

- Develop ESS application specific products (cells vs. turnkey)
- EV applications
- Energy Transition Acceleration Coalition
- CQP: testable battery production
- Bankable binding offtake agreements

Technology

- 24M licenses
- CQP: de-risk 24M production process at scale
- CQP: SemiSolid™ R&D (process and product)
- Conventional technology partnerships
- Emerging technology partners

Financing

Strategic, government, bank, public and private sources

Opportunities across the capital structure

FREYR

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Update on financing initiatives Key capital formation activities proceeding in parallel on back of CQP performance • $1 billion of common equity raised (2021, 2022) • Balancing speed of capital deployment with commitment to strong liquidity profile • $384 million 2Q 2023 cash balances Corporate Financing Giga Arctic Financing • Traditional debt project financing making continued progress on due diligence and documentation (ECAs, EIB, NIB, banks) • Awarded EUIF €100 million grant; participating in additional government grant processes (Europe and Norway) • Norwegian IRA response key to global competitiveness and capital structure, and drives timing for next phase of construction Giga America Financing • Project level equity raise in process (for Phase 1a) targeting $1 billion • DoE LPO Title XVII application (to finance Phase 1b) process has commenced; Part 1 draft sent to DOE (leveraging Phase 1a equity) • Traditional project financing process starting in parallel (same requirements as DoE – offtake, supply chain, technical risk mitigation, etc) • All financing initiatives bolstered by U.S. IRA (45X Production Tax Credits) and State and County grants and tax abatements Multiple sources of financing available – banks, governments, strategic partners, private capital, public capital 15

Deep market short for ESS solutions is likely to persist 16 A cell is not a cell: increasing differences between EV and ESS cells 352x72x207 mm 560 Ah 174x72x207 mm 280 Ah ESS LFP dominates Cells keep getting bigger EVs NMC dominates Cells increasingly specialized LG pouch Future market “standard”? Different spec requirements Current market “standard” High power (up to 5C) Low power (0.25-2C) High energy density Energy density less important 1-2,000 cycles 5-10,000 cycles Cost less important Low cost is critical BYD Blade Tesla & BMW

Deep market short for ESS solutions is likely to persist 17 Global undersupply of LFP in a 1.6 DG demand, in 1.8 DG net import need exceeds export potential in 2030 Sources: Rystad Energy research and analysis; BatteryCube Net LFP import need and export capacity by region: 1.6 and 1.8-degree demand scenarios GWh • LFP undersupplied globally through 2030 In a 1.6-degree scenario. In 2025, Europe, United States and Rest of World are net importers, with China as the only exporting region. From 2028 and onwards, China is also dependent on increased production to meet demand. • In the 1.8-degree demand scenario the expected Chinese and American oversupply of LFP cells will cover the global import need until 2028. In 2030 however, the import need is expected to exceed the export potential. • The US becomes a net exporter of LFP in 2028 in 1.8 DG scenario. This is due to a strong uptick in expected production from the region. • The differences between the two graphs shows that the supply- demand balances are considerably dependent on the demand development going forward. 1.6 DG scenario 1.8 DG scenario 57 184 253 77 62 68 66 301 621 110 22 294 199 110 569 0 1236 0 0 200 400 600 800 1000 1200 1400 Import need Export capacity Import need Export capacity Import need Export capacity 28 105 129 32 60 114 43 195 399 237 293 173 103 237 299 352 528 286 0 100 200 300 400 500 600 700 800 900 1000 Import need Export capacity Import need Export capacity Import need Export capacity Europe United States China Rest of World 2025 2028 2030 2025 2028 2030

FREYR’s catalyst rich 2H 2023 equity story 18 Advancing towards milestones to deliver technology validation, capital formation, and industrial partnerships CQP: ramp of process automation, cell production, and operating parameters to unlock financings and commercial progress Giga America: focused on completing project-level equity raise with strategic and financial partners with targeted investment decision Government support: working with key stakeholders in U.S., Norway, and EU to maximize economic competitiveness and financial returns of projects ETAC: formalize participation of new partners across the technology, industrial, transportation, and energy complexes Expected H2 2023 catalyst triggers:

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